Putnam
High Yield
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are gratified to report that Putnam High Yield Trust turned in positive results during the six months ended February 28, 2003, though it lagged both its benchmark index and its Lipper category average. You will find the details on page 7. As you will see in the management report that follows, the fund's performance was helped by the spread in yields that favored the lower-rated issues in which your fund typically invests, as well as the ongoing stock market volatility that is still driving equity investors to the fixed-income markets.

In its discussion, the management team lays out the strategies it employed in response to the current market environment and then discusses some of the individual issues and their contribution to results. Finally, the managers offer their views on prospects for the fund as it enters the second half of fiscal 2003.

Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003

REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* Putnam High Yield Trust posted a solid gain for the six months ended February 28, 2003, with class A shares returning 7.52% at net asset value and 2.44% at public offering price.

* However, the fund underperformed its benchmark, the J. P. Morgan Global High Yield Index, which returned 8.68% for the same period.

* The fund's performance slightly lagged the average for its Lipper category, High Current Yield Funds, which returned 7.76%.

* In December, the fund's monthly dividend was reduced. The new dividend for class A shares is $0.0550. See page 5 for more information.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The attributes that helped insulate the fund from sharp downdrafts in the high-yield market early in the period held it back somewhat during a rally toward the end of the period. We kept the portfolio diversified to cushion against volatility and to insulate it against potential credit problems. In September, we began to structure the portfolio to take advantage of a potential rally, but proceeded cautiously because we were not sure when that recovery might materialize. When high-yield bond performance improved, the fund participated, but not to the same extent as the benchmark. The index results reflect the recoveries of many formerly investment-grade utility firms, which had fallen to junk status. Our decision to underweight these bonds on the basis of poor credit fundamentals held back relative performance. However, holdings in wireless communications and cable television providers helped performance.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

Fund Profile

Putnam High Yield Trust seeks high current income through a portfolio of high- yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

* MARKET OVERVIEW

High-yield bonds tend to reflect conditions in the stock markets more closely than do other fixed-income securities. Consequently, the past six months have been extremely volatile ones for your fund. At the beginning of the period, high-yield bonds struggled in concert with the equity market, reeling from a steady stream of credit downgrades, corporate governance issues, and bankruptcy problems. In mid October, however, there was a substantial change in investor sentiment. Improved corporate earnings cheered investors and drove stock prices up. Meanwhile, the brighter mood made investors more tolerant of higher-risk investments and the low rates available from higher-quality bonds prompted greater interest in high-yield bonds. Equities started to decline again in early December, but high-yield bonds kept rising, helped by the Federal Reserve Board's November 2002 cut in short-term interest rates and a significant shift among companies that issue high-yield debt. These companies have become increasingly focused on reducing debt levels, and have sold assets, cut capital expenditures, and raised equity to do so. This de-leveraging trend has been a powerful and positive driver of the high-yield market in recent months.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Bonds

JP Morgan Global High Yield Index (high-yield bonds)              8.68%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                   4.74%
-----------------------------------------------------------------------
Lehman Government Bond Index (government bonds)                   4.49%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                     3.36%
-----------------------------------------------------------------------

Equities

Standard  Poor's 500 Index (broad market)                        -7.29%
-----------------------------------------------------------------------
Russell 2000 Value Index (value stocks)                          -8.50%
-----------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks)                        -4.38%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ.

* STRATEGY OVERVIEW

Throughout the period, we looked to maintain a steady course intended to soften losses through diversification if the high-yield market did not make progress. At the same time, we sought to expose the fund to potential gains within any sort of rebound. In late September, we believed the market was poised for a recovery. We became marginally more aggressive by reducing the fund's cash reserves and keeping the portfolio fully invested. We also began moving assets into higher-yielding B-rated bonds by selling some holdings of lower-yielding BB-rated bonds. The fund's sector weightings reflected our diversification strategy, and also indicated our preference for industries that we felt would remain reasonably stable within a weak economic environment, including gaming, forest products, containers, and health care. We also held a significant stake in energy in order to take advantage of rising energy prices.

Overall, the management team faced a challenging environment characterized by changing market conditions within a backdrop of a weak economy and an uncertain geopolitical situation. We focused on maintaining a diversified portfolio, looking for companies whose bond prices had the potential to improve along with the market environment. We targeted companies that had the flexibility to improve their credit profiles through asset sales, equity issuance, reduced capital expenditures, or earnings growth.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED*

                                as of 8/31/02    as of 2/28/03

Consumer
cyclicals                           25.6%            23.3%

Consumer staples                    12.1%            15.2%

Basic materials                     12.2%            11.3%

Communication
services                             6.1%             8.0%

Health care                          6.9%             7.1%

Footnote reads:
*This chart shows how the fund's largest weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Two of the fund's largest holdings proved helpful to performance. Wireless telecommunications service provider Nextel Communications continued to post strong results and reduced debt by buying its bonds back at a discount. (The fund holds several different Nextel issues; individually, they are not large enough to be considered among the top 10 holdings but collectively, they represent one of the portfolio's largest exposures to a single company.) Cable television company Cablevision (also known as CSC Holdings, Inc.) was another key contributor to performance. Cablevision owns premier cable properties in the New York City area. Investors bid the company's bonds and preferred stock higher because the firm sold assets in order to reduce debt. We continued to hold these positions at the end of the period, believing that their prospects remained solid.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Echostar DBS Corp.
sr. notes 10 3/8s, 2007
Broadcasting

CSC Holdings, Inc.
Ser. M, $11.125 cum pfd.
Cable television

HMH Properties, Inc.
company guaranty Ser. B, 7 7/8s, 2008
Lodging/tourism

Qwest Services Corp. 144A
notes 13 1/2s, 2010
Communications services

Telus Corp.
notes 8s, 2011 (Canada)
Communications services

PSF Group Holdings, Inc. 144A
Class A
Food

DirecTV Holdings, LLC 144A
sr. notes 8 3/8s, 2013
Broadcasting

Paxson Communications Corp.
13.25% cum. pfd.
Consumer cyclicals

Hollinger Participation Trust 144A
sr. notes 12 1/8s, 2010 (Canada)
Publishing

Tyco International Group SA
company guaranty 6 3/8s, 2006
(Luxembourg)
Conglomerate

Footnote reads:
*These holdings represent 7.6% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


Even within a strong period for the fund and high-yield bonds, some companies encountered difficulties. Included in this group was York Power, which owns a power plant in Trinidad as well as assets in the United States. The company suffered from poor operating performance and the failure of its initial attempt to sell assets. The company is restructuring and liquidating its assets in order to repay its outstanding debt, a difficult task within such a weak economic environment generally and for utilities in particular. The fund still owned the bonds at the period's end, although we expect that the company's assets will be liquidated and its bonds retired at some point in 2003.

Air 2 US, which leases airplanes to United and American Airlines, also struggled. UAL, the holding company of United Airlines, filed for bankruptcy, making it likely that UAL would try to renegotiate its leases. With less cash flow to service its bonds, the value of the debt securities of Air 2 US fell significantly. We still own the bonds, but have written down their value to reflect diminished expectations. Combined, York Power and Air 2 US detracted only 0.25% from the fund's semiannual performance, and highlighted the value of broad diversification within an uncertain environment that invariably resulted in some credit problems.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

-----------------------------------------------------------------------
OF SPECIAL INTEREST

* Ongoing efforts to improve the credit quality of the fund's portfolio have resulted in purchases of higher-rated securities, which produce somewhat lower levels of income. Also, market interest rates in general have been on the decline. Accordingly, the class A share dividend was reduced from $0.0640 to $0.0550. Other share classes experienced similar reductions.
-----------------------------------------------------------------------

* THE FUND'S MANAGEMENT TEAM

  The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, and Joseph Towell.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We remain optimistic about the high-yield market, particularly in light of positive trends regarding debt management. There is a clear trend of aggressive debt reduction on the part of corporate America and defaults are on the decline. Also, high-yield bonds are attractively valued relative to other bond sectors. These factors are attracting cash flow into the high-yield market, providing support for bond prices. It should be noted, however, that we don't expect market performance going forward to be as strong as it has been in recent months. High-yield bond prices have already risen significantly, and the economic and geopolitical backdrops remain uncertain.

We continue to pursue a moderately aggressive approach, favoring some higher-yielding B-rated bonds to lower-yielding BB-rated bonds. At the same time, we have not moved the portfolio to an even more aggressive stance due to underlying uncertainties that create a wide range of potential outcomes. These uncertainties include the war with Iraq, high energy prices, and economic weakness. The various scenarios providing some sort of resolution to the current geopolitical backdrop include the possibility of either rapidly accelerating or stagnant economic growth. We find long-term trends to be positive. However, the realm of possible outcomes to the Iraq conflict is so diverse that we believe it would be imprudent to become either too aggressive or too defensive at this time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report.



TOTAL RETURN FOR PERIODS ENDED 2/28/03

                     Class A         Class B         Class C         Class M     Class R
(inception dates)   (2/14/78)       (3/1/93)        (3/19/02)       (7/3/95)    (1/21/03)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP      NAV
-----------------------------------------------------------------------------------------
6 months          7.52%   2.44%   7.00%   2.00%   6.97%   5.97%   7.24%   3.76%   7.34%
-----------------------------------------------------------------------------------------
1 year            3.50   -1.48    2.75   -1.90    2.57    1.64    3.25   -0.08    3.20
-----------------------------------------------------------------------------------------
5 years          -7.42  -11.85  -10.71  -11.78  -11.00  -11.00   -8.62  -11.58   -8.55
Annual average   -1.53   -2.49   -2.24   -2.47   -2.30   -2.30   -1.79   -2.43   -1.77
-----------------------------------------------------------------------------------------
10 years         56.65   49.21   45.52   45.52   45.01   45.01   52.86   47.94   52.80
Annual average    4.59    4.08    3.82    3.82    3.79    3.79    4.33    3.99    4.33
-----------------------------------------------------------------------------------------
Annual average
(life of fund)    8.73    8.52    7.79    7.79    7.90    7.90    8.33    8.19    8.46
-----------------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                                                                     Lipper High
                                                                    Current Yield
                       JP Morgan Global      CFSB High Yield       Funds category
                       High Yield Index*       Bond Index+       average [DBL. DAGGER]
-----------------------------------------------------------------------------------------
6 months                    8.68%                 9.06%                 7.76%
-----------------------------------------------------------------------------------------
1 year                      6.34                  7.25                  2.44
-----------------------------------------------------------------------------------------
5 years                     7.39                  9.23                 -4.71
Annual average              1.44                  1.78                 -1.20
-----------------------------------------------------------------------------------------
10 years                      --                 87.03                 56.92
Annual average                --                  6.46                  4.48
-----------------------------------------------------------------------------------------
Annual average
(life of fund)                --                    --                  8.59
-----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

* This index began operations on 12/31/93. It is replacing the Credit Suisse First Boston (CSFB) High Yield Bond Index as the fund's benchmark because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

+ This index began operations on 12/31/82.

[DOUBLE DAGGER] Over the 6-month and 1-, 5-, and 10-year periods ended
                2/28/03, there were 408, 391, 201, and 53 funds, respectively, in this Lipper category.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/03

                             Class A         Class B         Class C         Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)         6               6               6               6               1
-----------------------------------------------------------------------------------------------------
Income                      $0.3570         $0.3320         $0.3310         $0.3490         $0.0540
-----------------------------------------------------------------------------------------------------
Capital gains                  --              --              --              --              --
-----------------------------------------------------------------------------------------------------
Total                       $0.3570         $0.3320         $0.3310         $0.3490         $0.0540
-----------------------------------------------------------------------------------------------------
Share value:              NAV     POP         NAV             NAV             NAV         POP     NAV
-----------------------------------------------------------------------------------------------------
8/31/02                  $6.86   $7.20       $6.84           $6.85           $6.87       $7.10     --
-----------------------------------------------------------------------------------------------------
1/21/03*                    --      --          --              --              --          --  $6.99
-----------------------------------------------------------------------------------------------------
2/28/03                   7.00    7.35        6.97            6.98            7.00        7.24   7.00
-----------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1   9.43%   8.98%       8.78%           8.60%           9.09%       8.79%  9.26%
-----------------------------------------------------------------------------------------------------
Current 30-day SEC
yield 2                   9.03    8.59        8.26            8.25            8.76        8.46   8.76
-----------------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

* Inception of class R shares.





TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M     Class R
(inception dates)   (2/14/78)       (3/1/93)        (3/19/02)       (7/3/95)    (1/21/03)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP      NAV
-----------------------------------------------------------------------------------------
6 months         11.32%   5.96%  10.80%   5.80%  10.61%   9.61%  11.02%   7.35%  11.28%
-----------------------------------------------------------------------------------------
1 year            3.43   -1.48    2.68   -1.98    2.30    1.38    3.05   -0.34    3.25
-----------------------------------------------------------------------------------------
5 years          -6.77  -11.19  -10.08  -11.15  -10.52  -10.52   -7.90  -10.93   -7.91
Annual average   -1.39   -2.35   -2.10   -2.34   -2.20   -2.20   -1.63   -2.29   -1.63
-----------------------------------------------------------------------------------------
10 years         57.71   50.26   46.55   46.55   45.79   45.79   53.88   48.84   53.84
Annual average    4.66    4.16    3.90    3.90    3.84    3.84    4.40    4.06    4.40
-----------------------------------------------------------------------------------------
Annual average
(life of fund)    8.80    8.59    7.86    7.86    7.96    7.96    8.40    8.26    8.53
-----------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


COMPARATIVE INDEXES

Credit Suisse First Boston (CSFB) High Yield Bond Index is an unmanaged index of high-yield debt securities.

J.P. Morgan Global High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (83.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
         $4,307,600 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    4.87s, 2008 (acquired 8/1/01, cost $4,304,784) (RES)                                 $4,312,985
          8,788,943 Interact Operating Co. notes 14s, 2003 (In default) (DEF)  (NON) (PIK)                      879
          3,000,000 Lamar Advertising Co. Structured Notes Ser. 01-1, 5 1/4s, 2006
                    (issued by COUNTS Trust)                                                              2,977,500
          2,000,000 Lamar Advertising Co. Structured Notes Ser. 01-6, 9.84s, 2006
                    (issued by COUNTS Trust)                                                              2,000,000
          5,000,000 Lamar Media Corp. 144A sr. sub. notes 7 1/4s, 2013                                    5,208,000
                                                                                                      -------------
                                                                                                         14,499,364

Automotive (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,608,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                     1,740,660
          4,263,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        3,719,468
          7,599,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                        7,447,020
          1,690,000 Dana Corp. notes 10 1/8s, 2010                                                        1,766,050
          6,092,000 Dana Corp. notes 9s, 2011                                                             6,152,920
          1,364,000 Dana Corp. notes 7s, 2029                                                             1,057,100
EUR       1,012,000 Dana Corp. sr. notes 9s, 2011                                                         1,044,184
         $1,163,000 Delco Remy International, Inc. company guaranty 11s, 2009                               674,540
          1,426,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           827,080
          1,030,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   870,350
          2,221,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                            2,154,370
          9,500,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                8,122,500
          2,965,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               392,863
          1,523,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                               201,798
          3,545,000 Federal Mogul Corp. notes 7 3/8s, 2006 (In default) (NON)                               469,713
          6,522,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       7,125,285
          3,537,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       3,775,748
EUR         930,000 Lear Corp. sr. notes 8 1/8s, 2008                                                     1,047,266
         $4,810,000 Lear Corp. Structured Notes 8.46s, 2006 (issued by
                    STEERS Credit Linked Trust 2001)                                                      5,098,600
          2,010,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                       1,507,500
                                                                                                      -------------
                                                                                                         55,195,015

Broadcasting (5.1%)
-------------------------------------------------------------------------------------------------------------------
            490,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                             492,450
         11,690,000 Acme Television company guaranty 10 7/8s, 2004                                       11,953,025
          2,740,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      3,062,843
         11,465,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                     12,138,007
          3,292,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                               1,909,360
          1,290,000 Chancellor Media Corp. company guaranty 8s, 2008                                      1,438,350
         19,420,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                    20,391,000
         23,030,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                 345,450
         40,227,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                           43,746,863
          1,000,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             1,065,000
          7,644,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             8,179,080
            845,642 Emmis Communications Corp. bank term loan FRN Ser. C,
                    3 5/8s, 2009 (acquired 6/20/02, cost $844,585) (RES)                                    847,228
            695,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                        719,325
          3,525,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                 2,908,125
          1,869,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                               1,775,550
          5,947,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                5,471,240
          5,652,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                4,804,200
          2,783,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                   2,991,725
            334,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                            220,440
          2,664,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                      2,797,200
          1,276,000 LIN Television Corp. company guaranty 8s, 2008                                        1,358,940
         17,069,002 Quorum Broadcast Holdings, LLC notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                    10,900,265
          1,200,000 Sinclair Broadcast Group, Inc. bank term loan FRN Ser. B,
                    3 5/8s, 2010 (acquired 7/12/02, cost $1,200,000) (RES)                                1,200,107
          3,355,000 Sinclair Broadcast Group, Inc. 144A company guaranty 8s, 2012                         3,434,681
          9,533,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   9,771,325
          1,136,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                        1,113,280
                                                                                                      -------------
                                                                                                        155,035,059

Building Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,057,000 American Standard Cos., Inc. company guaranty 7 5/8s, 2010                            1,138,918
          2,831,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                              2,859,310
          5,409,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           1,974,285
          2,869,000 Building Materials Corp. company guaranty 8s, 2008                                    2,266,510
          7,820,000 Dayton Superior Corp. company guaranty 13s, 2009                                      6,490,600
            641,875 NCI Building Systems, Inc. bank term loan FRN Ser. B,
                    5.36s, 2008 (acquired 9/04/02, cost $641,875) (RES)                                     643,079
          5,442,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           5,557,643
            490,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        499,800
            734,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        750,515
         11,882,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                   2,732,860
          5,755,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                   1,323,650
                                                                                                      -------------
                                                                                                         26,237,170

Cable Television (2.3%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005 (In default) (NON)              94,300
          3,211,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010 (In default) (NON)              1,316,510
          1,682,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009 (In default) (NON)                 689,620
          2,918,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009 (In default) (NON)               1,196,380
          2,431,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007 (In default) (NON)                                                         996,710
          1,340,000 Adelphia Communications Corp. sr. notes Ser. B,
                    7 3/4s, 2009 (In default) (NON)                                                         549,400
            341,433 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON)                                                               34
          5,320,000 Century Cable Holdings bank term loan FRN
                    6 1/4s, 2009 (acquired various dates from 5/20/02
                    to 6/11/02, cost $4,639,400) (RES)                                                    3,786,068
          2,478,763 Charter Communications Holdings, LLC bank term loan FRN
                    Ser. B, 4.12s, 2008 (acquired 10/22/01, cost $2,422,990) (RES)                        2,077,091
          1,623,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                                    495,015
          9,688,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  3,148,600
          6,610,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                     2,842,300
          5,301,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                  2,014,380
         17,015,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                         8,337,350
         10,927,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                         5,163,008
          3,770,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 1/4s, 2010                                                                         1,809,600
          4,735,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                             2,296,475
            585,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                            283,725
              3,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                              1,440
            820,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                            393,600
            211,000 CSC Holdings, Inc. debs. 7 5/8s, 2018                                                   195,703
          6,818,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             6,818,000
            440,000 Frontier Vision bank term loan FRN Ser. B, 6.275s, 2006
                    (acquired 5/20/02, cost $407,000) (RES)                                                 385,000
          4,050,000 Insight Communications Co., Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 2/15/06), 2011 (STP)                                                 2,632,500
          5,000,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN
                    4.563s, 2009 (acquired various dates from 1/9/01 to 11/5/01,
                    cost $4,992,125) (RES)                                                                4,811,875
          5,053,836 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010 (acquired
                    various dates from 5/20/02 to 11/21/02, cost $4,219,523) (RES)                        4,061,445
            420,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                    352,800
          3,440,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             2,889,600
          2,866,000 RCN Corp. sr. disc. notes Ser. B, 9.8s, 2008                                            831,140
            425,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          447,313
          5,135,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                4,826,900
         12,876,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom) (In default) (NON)                                                   2,382,060
            280,000 TeleWest Communications PLC debs. 9 5/8s, 2006
                    (United Kingdom) (In default) (NON)                                                      51,800
          1,935,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                     367,650
            775,000 TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008
                    (United Kingdom) (In default) (NON)                                                     143,375
          7,310,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)
                    (In default) (NON)                                                                      438,600
         23,976,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                        1,438,560
          1,100,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009 (Netherlands)
                    (In default) (NON)                                                                       99,000
                                                                                                      -------------
                                                                                                         70,664,927

Capital Goods (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. B,
                    8 1/2s, 2005 (acquired 7/18/02, cost $2,106,250) (RES)                                1,500,000
          1,990,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009 (In default) (NON)                99,500
          1,050,000 AGCO Corp. company guaranty 9 1/2s, 2008                                              1,128,750
          4,436,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                   4,502,540
          3,476,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                3,588,970
         10,977,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008               11,306,310
            645,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 7/8s, 2009                  641,775
          6,144,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 5/8s, 2006                6,190,080
         12,694,000 Allied Waste North America, Inc. 144A company guaranty 9 1/4s, 2012                  13,265,230
          3,010,000 Allied Waste North America, Inc. 144A Structured Notes 8.2s, 2006
                    (issued by Credit and Repackaged Securities, Ltd.) (Cayman Islands)                   3,036,488
          5,398,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 4,318,400
         11,211,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    8,968,800
          2,635,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,765,450
          1,738,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                1,121,010
         10,172,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    6,611,800
          4,918,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                   5,249,965
         10,300,000 Blount, Inc. company guaranty 13s, 2009                                               6,901,000
          2,505,000 Blount, Inc. company guaranty 7s, 2005                                                2,129,250
          3,637,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     2,991,433
          2,300,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               2,093,000
         11,755,000 Crown Holdings SA 144A secd. notes 9 1/2s, 2011 (France)                             11,637,450
         10,755,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                      5,592,600
          7,330,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                        7,476,600
            829,247 Flowserve Corp. bank term loan FRN Ser. C,
                    4.188s, 2009 (acquired 4/30/02, cost $829,247) (RES)                                    827,025
          4,552,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        5,052,720
            849,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                   547,605
            597,000 Grief Brothers bank term loan FRN Ser. C, 3.59s, 2009
                    (acquired 8/2/02, cost $597,000) (RES)                                                  598,343
            886,000 Grove Holdings, LLC debs. stepped-coupon zero %
                    (11 5/8s, 5/1/03), 2009 (In default) (NON) (STP)                                          8,860
         17,290,346 Grove Investors, LLC notes 14 1/2s, 2010 (PIK)                                           86,452
          4,475,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                              3,870,875
          4,760,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                1,380,400
          9,317,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (In default) (NON) (STP)                                           186,340
          3,654,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                          1,900,080
          4,093,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                               2,292,080
          1,425,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                              1,485,563
          3,340,000 K&F Industries, Inc. 144A sr. sub. notes 9 5/8s, 2010                                 3,448,550
          1,460,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            1,525,700
          6,039,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  6,310,755
          1,000,000 L-3 Communications Corp. Structured Notes Ser. 01-5,
                    8.82s, 2009 (Issued by COUNTS Trust)                                                  1,002,500
          3,110,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s, 2006
                    (Issued by Credit and Repackaged Securities, Ltd.) (Cayman Islands)                   3,481,645
          3,384,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                          1,582,020
          1,040,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            507,000
          7,434,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           3,586,905
          3,104,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                              3,228,160
EUR         670,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                711,162
         $3,640,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           3,649,100
          9,184,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                8,265,600
          2,694,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                       2,808,495
          7,546,000 Roller Bearing Co. of America company guaranty Ser. B, 9 5/8s, 2007                   6,791,400
            683,750 SPX Corp. bank term loan FRN Ser. B, 3.688s, 2009
                    (acquired 7/23/02, cost $683,750) (RES)                                                 680,973
          1,139,583 SPX Corp. bank term loan FRN Ser. C, 3.938s, 2010
                    (acquired 7/23/02, cost $1,139,583) (RES)                                             1,134,954
          2,065,000 Sweetheart Cup Co. sr. sub. notes 10 1/2s, 2003                                       1,755,250
          2,461,000 Terex Corp. company guaranty 8 7/8s, 2008                                             2,362,560
          4,626,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    4,533,480
          1,090,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                     1,035,500
          1,350,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                       1,329,750
          3,932,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                         3,873,020
          2,907,585 United Defense Industries, Inc. bank term loan FRN Ser. B, 3.59s, 2009
                    (acquired various dates from 8/13/01 to 8/29/01, cost $2,911,102) (RES)               2,910,961
          2,500,000 WMX Technologies, Inc. notes 6 3/8s, 2003                                             2,553,270
                                                                                                      -------------
                                                                                                        199,421,454

Chemicals (4.9%)
-------------------------------------------------------------------------------------------------------------------
          8,529,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         8,998,095
          1,049,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,143,410
            644,000 ARCO Chemical Co. debs. 9.8s, 2020                                                      502,320
          3,502,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                          2,801,600
          4,779,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               5,233,005
          3,665,000 Equistar Chemicals LP notes 8 3/4s, 2009                                              3,133,575
          9,423,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         8,480,700
          1,275,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                    1,401,051
          8,548,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         9,573,760
          3,750,423 Huntsman Corp. bank term loan FRN Ser. A, 6.004s, 2007 (acquired
                    various dates from 3/11/02 to 7/17/02, cost $3,092,329) (RES)                         3,056,595
          1,799,115 Huntsman Corp. bank term loan FRN Ser. B, 7.375s, 2007 (acquired
                    various dates from 3/6/02 to 7/17/02, cost $1,483,420) (RES)                          1,466,278
         11,143,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           9,527,265
          8,683,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    1,997,090
EUR       2,891,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                   2,429,966
         $3,777,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               3,956,408
          4,082,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               4,286,100
            250,000 IMC Global, Inc. debs. 7 3/8s, 2018                                                     185,000
          2,310,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                         2,425,500
         11,024,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                              11,630,320
          2,060,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                               1,977,600
          4,372,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                             4,273,630
          1,767,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                   1,634,475
          1,623,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,566,195
          1,884,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 1,818,060
          8,703,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    7,441,065
          6,962,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    6,405,040
          9,156,000 Millennium America, Inc. company guaranty 9 1/4s, 2008                                9,659,580
          2,080,000 Millennium America, Inc. company guaranty 7s, 2006                                    2,048,800
          3,730,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       4,084,350
          3,815,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          2,632,350
          2,553,936 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                1,940,991
          3,240,724 Pioneer Cos., Inc. sec. FRN 4.9s, 2006                                                2,398,136
          2,560,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                409,600
            507,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008 (In default) (NON)             81,120
          8,372,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           6,572,020
          3,670,000 Salt Holdings Corp. 144A sr. notes stepped-coupon
                    zero % (12 3/4s, 12/15/07), 2012 (STP)                                                2,330,450
          6,673,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                          5,738,780
          1,250,501 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                   1,044,168
            570,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  336,300
          1,915,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                        1,129,850
                                                                                                      -------------
                                                                                                        147,750,598

Commercial and Consumer Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,240,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                    3,499,200
          8,623,000 Coinmach Corp. sr. notes 9s, 2010                                                     8,946,363
          8,618,289 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          172,366
DEM       8,566,886 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        94,402
         $5,002,000 IESI Corp. company guaranty 10 1/4s, 2012                                             4,901,960
          6,495,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         6,495,000
          5,488,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006 (In default) (NON)          54,880
          4,451,000 Sequa Corp. sr. notes 9s, 2009                                                        4,384,235
          6,220,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            6,064,500
          8,533,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               7,679,700
          2,639,000 United Rentals (North America), Inc. company guaranty
                    Ser. B, 10 3/4s, 2008                                                                 2,625,805
            103,000 United Rentals, Inc. company guaranty Ser. B, 8.8s, 2008                                 81,370
          6,115,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                 5,748,100
                                                                                                      -------------
                                                                                                         50,747,881

Communication Services (6.0%)
-------------------------------------------------------------------------------------------------------------------
          3,775,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon
                    zero % (13 1/2s, 10/1/04), 2009 (STP)                                                   377,500
          5,843,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 2,074,265
          2,540,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   787,400
         13,240,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                 2,912,800
          9,635,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 1,830,650
          4,096,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           3,256,320
          5,690,000 American Tower, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2001)                                           5,149,450
          5,905,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                      649,550
          6,542,875 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                          130,858
          4,460,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                 3,200,050
          6,871,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               5,565,510
          1,521,000 Crown Castle International Corp. sr. notes 9s, 2011                                   1,193,985
         19,813,000 Cybernet Internet Services International, Inc. 144A sr. disc. notes stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark)
                    (In default) (NON) (STP)                                                                 19,813
             50,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      48,250
          2,090,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            1,839,200
         12,873,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                                      1,287
          1,531,661 Globix Corp. company guaranty 11s, 2008 (PIK)                                         1,087,479
          1,532,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                        245,120
            281,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008 (In default) (NON)         151,740
          9,695,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05), 2010 (STP)             290,850
          4,532,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           770,440
          4,814,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                        625,820
          2,185,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           43,700
             22,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                       660
          9,495,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)           284,850
          8,099,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s, 2006 (Canada)
                    (In default) (NON)                                                                      526,435
          2,487,000 Millicom International Cellular SA sr. disc. notes
                    13 1/2s, 2006 (Luxembourg)                                                            1,579,245
         13,377,000 Nextel Communications, Inc. bank term loan FRN Ser. A,
                    2 5/8s, 2007 (acquired various dates from 10/30/02 to
                    11/20/02, cost $11,881,773) (RES)                                                    12,228,812
          2,493,750 Nextel Communications, Inc. bank term loan FRN Ser. B,
                    4 3/4s, 2008 (acquired 10/31/02, cost $2,244,375) (RES)                               2,374,850
            144,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                 146,160
         13,724,000 Nextel Communications, Inc. sr. notes 12s, 2008                                      14,616,060
            161,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      161,805
          2,396,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    2,407,980
          1,485,000 Nextel Communications, Inc. 144A sr. disc. notes 10.65s, 2007                         1,529,550
         13,715,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 2/1/04), 2009 (STP)                                                     11,760,613
          5,675,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         5,504,750
            440,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                 96,800
          7,858,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005 (In default) (NON)              1,728,760
          3,409,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                          3,349,343
            699,000 PanAmSat Corp. notes 6 3/8s, 2008                                                       685,020
          1,369,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                             1,060,975
          2,281,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                             1,596,700
          3,090,000 Qwest Capital Funding, Inc. company guaranty 6 3/8s, 2008                             2,178,450
          9,888,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                  10,283,520
         23,976,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                        24,815,160
          1,781,161 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)              35,623
          1,767,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,784,670
          1,525,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                              1,098,000
            970,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     1,105,800
            863,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                   845,740
         21,746,000 Telus Corp. notes 8s, 2011 (Canada)                                                  22,045,008
          2,958,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                               2,991,278
          1,500,000 Time Warner Telecom, Inc. bank term loan FRN Ser. A,
                    3.65s, 2009 (acquired 1/8/03, cost $1,290,000) (RES)                                  1,280,000
          3,796,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                     2,581,280
          3,345,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,358,225
            807,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          681,915
          4,158,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                        3,409,560
          3,245,000 Triton PCS, Inc. company guaranty stepped-coupon zero %,
                    (11s, 5/1/03). 2008 (STP)                                                             2,823,150
          3,909,000 TSI Telecommunication Svcs., Inc. company guaranty
                    Ser. B, 12 3/4s, 2009                                                                 3,522,986
             78,000 U S West, Inc. notes 5 5/8s, 2008                                                        69,420
         15,329,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       919,740
          8,049,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                           804,900
          3,700,000 US West Capital Funding, Inc. company guaranty 6 1/4s, 2005                           2,923,000
                                                                                                      -------------
                                                                                                        182,448,830

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,358,000 Tyco International Group SA company guaranty
                    6 3/4s, 2011 (Luxembourg)                                                             1,283,310
         16,191,000 Tyco International Group SA company guaranty
                    6 3/8s, 2006 (Luxembourg)                                                            15,745,748
          1,823,000 Tyco International Group SA company guaranty
                    6 3/8s, 2005 (Luxembourg)                                                             1,795,655
EUR       1,000,000 Tyco International Group SA company guaranty
                    Ser. EMTN, 4 3/8s, 2004 (Luxembourg)                                                  1,025,875
        $10,528,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           9,791,040
                                                                                                      -------------
                                                                                                         29,641,628

Consumer Goods (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,124,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                6,698,125
            453,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  471,120
          1,590,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,542,300
          2,350,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                               2,279,500
          7,604,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                  7,489,940
          1,095,288 Jostens, Inc. bank term loan FRN Ser. C, 4.147s,
                    2009 (acquired 7/30/02, cost $1,095,288) (RES)                                        1,094,603
          6,169,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            6,970,970
          5,562,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  6,006,960
          3,664,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               247,320
            547,000 Rayovac Corp. bank term loan FRN Ser. B, 5.1s,
                    2009 (acquired 9/26/02, cost $546,453) (RES)                                            548,026
          2,685,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                          2,825,963
          2,482,000 Revlon Consumer Products sr. notes 9s, 2006                                           1,526,430
          3,065,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       1,884,975
         14,878,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                         12,683,495
                                                                                                      -------------
                                                                                                         52,269,727

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,816,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008                                     3,373,280
          2,642,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010                                             1,505,940
                                                                                                      -------------
                                                                                                          4,879,220

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------
          7,301,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             7,593,040
          6,150,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       6,457,500
          3,334,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                     3,588,218
          2,445,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                 2,561,138
          1,176,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 1,228,920
          1,308,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                1,370,130
          5,000,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                   5,018,750
          6,815,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               7,326,125
          1,650,000 Denbury Management, Inc. company guaranty 9s, 2008                                    1,724,250
            780,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               813,150
          6,121,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           6,090,395
          1,139,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                      1,099,135
          3,530,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                  3,706,500
          3,884,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        3,884,000
          1,819,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,887,213
          3,266,000 Forest Oil Corp. sr. notes 8s, 2008                                                   3,388,475
          7,310,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                          7,511,025
          2,906,000 Hornbeck Offshore Svcs., Inc. sr. notes 10 5/8s, 2008                                 3,051,300
          1,574,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            1,613,350
          1,398,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                             1,481,880
          4,270,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                        2,604,700
          6,220,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       6,655,400
          6,740,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                           7,312,900
          4,805,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                            4,805,000
          7,564,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           9,073,207
          1,601,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                           1,669,728
          3,296,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    company guaranty 7 3/4s, 2012                                                         3,477,280
          4,960,000 Plans Exploration & Production Co. company guaranty Ser. B,
                    8 3/4s, 2012                                                                          5,208,000
             14,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                   14,525
          6,009,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                6,429,630
            531,000 Pride International, Inc. sr. notes 10s, 2009                                           576,135
          6,618,000 Pride Petroleum Svcs., Inc. sr. notes 9 3/8s, 2007                                    6,866,175
          2,848,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005 (In default) (NON)           313,280
          6,665,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes 10 1/4s, 2013                6,548,363
          3,327,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                      3,460,080
          2,530,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        2,624,875
          2,940,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         2,969,400
          4,570,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          4,570,000
          5,220,246 Tesoro Petroleum Corp. bank term loan FRN 7 1/2s, 2007 (acquired
                    various dates from 11/4/02 to 11/14/02, cost $4,718,818) (RES)                        4,940,963
          6,433,000 Trico Marine Svcs., Inc. company guaranty 8 7/8s, 2012                                5,918,360
          3,408,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        3,561,360
          6,015,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   6,315,750
          3,343,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                   3,301,213
          2,075,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                2,189,125
          4,040,000 Westport Resources Corp. 144A sr. sub. notes 8 1/4s, 2011                             4,252,100
            195,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                         58,500
          1,806,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               1,941,450
          2,774,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                             2,902,298
                                                                                                      -------------
                                                                                                        181,954,291

Entertainment (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,725,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                   4,536,000
          3,548,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   3,388,340
          1,850,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,780,625
          5,102,050 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2005
                    (acquired various dates from 8/7/00 to 10/4/02, cost $4,376,621) (RES)                5,025,520
          7,070,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                7,149,538
            145,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  145,000
          1,665,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                       1,723,275
          2,302,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero%
                    (10s, 4/1/03), 2008 (STP)                                                             2,186,900
          9,725,000 Premier Parks, Inc. sr. notes 10s, 2007                                               9,238,750
            149,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                               158,313
          1,487,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        149
            450,000 Six Flags, Inc. bank term loan FRN Ser. B, 3.59s, 2009
                    (acquired 1/15/03, cost $449,438) (RES)                                                 444,375
            679,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  636,563
         11,672,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                               10,504,800
                                                                                                      -------------
                                                                                                         46,918,148

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
          8,646,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               4,150,080
          4,295,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                4,305,738
            233,445 Comdisco Holding Co., Inc./Comdisco, Inc. sec. notes Ser. B, 11s, 2005                  233,445
          3,149,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    834,485
            615,000 Conseco, Inc. 144A company guaranty 8 3/4s, 2006 (In default) (NON)                     162,975
            850,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007                                       845,750
          9,168,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                           9,626,400
         19,775,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 6,328,000
          1,496,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                  3,740
          4,310,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                      4,611,700
          2,615,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)               13,075
          3,400,000 Ocwen Federal Bank sub. debs. 12s, 2005                                               3,417,000
            338,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               339,690
          2,720,000 Peoples Bank- Bridgeport sub. notes 9 7/8s, 2010                                      3,057,533
         10,655,000 Resource America, Inc. 144A sr. notes 12s, 2004                                      10,655,000
          8,889,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                      10,533,465
          6,570,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   6,586,049
          2,231,000 Vesta Insurance Group, Inc. 144A company guaranty 8.525s, 2027                        1,338,600
          5,204,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        5,151,960
                                                                                                      -------------
                                                                                                         72,194,685

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
            498,750 Agrilink Foods bank term loan FRN Ser. B,
                    4.86s, 2008 (acquired 8/9/02, cost $498,750) (RES)                                      498,750
          3,026,175 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                2,118,323
          2,127,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  935,880
             90,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 8 3/4s, 2008                                   44,100
          2,668,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           1,173,920
          1,443,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                              1,486,290
          3,088,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          3,234,680
            338,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          347,295
          1,530,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                 1,522,350
          1,850,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,937,875
          5,010,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                      5,135,250
          1,250,000 Del Monte Foods Co. bank term loan FRN Ser. B, 5.099s, 2010
                    (acquired 12/16/02, cost $1,243,750) (RES)                                            1,257,813
          4,291,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                        3,625,895
          2,987,000 Dole Food Co. notes 6 3/8s, 2005                                                      3,255,830
          6,530,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              4,440,400
          8,573,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                             5,058,070
          5,451,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                  5,893,894
          6,420,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   5,489,100
         11,858,030 R.A.B. Holdings, Inc. sr. notes zero %, 2010                                          1,185,803
          8,684,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005 (In default) (NON)               3,473,600
          1,394,743 Suiza Foods Corp. bank term loan FRN Ser. B, 3.65s, 2008
                    (acquired 4/26/02, cost $1,404,332) (RES)                                             1,393,000
         11,986,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                    2,037,620
                                                                                                      -------------
                                                                                                         55,545,738

Forest Products and Packaging (4.8%)
-------------------------------------------------------------------------------------------------------------------
             88,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            93,528
          6,205,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      5,274,250
          5,892,052 Alabama River Newsprint bank term loan FRN 4.438s, 2004 (acquired
                    various dates from 4/14/98 to 5/15/02, cost $5,349,744) (RES)                         5,656,370
          9,438,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                         10,476,180
EUR       2,000,000 Fort James Corp. company guaranty 4 3/4s, 2004                                        2,047,440
         $7,155,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              7,351,763
          4,271,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              4,100,160
          1,569,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              1,317,960
          2,655,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              2,442,600
          2,391,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                              2,271,450
          5,085,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                     5,059,575
EUR       1,000,000 Kappa Beheer BV company guaranty 10 5/8s, 2009 (Netherlands)                          1,126,092
         $3,620,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                        3,952,077
EUR         592,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s, 2012 (Ireland)                       647,508
         $3,565,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                            3,689,775
          1,610,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                            1,658,300
             93,882 MDP Acquisitions PLC 144A sub. notes 15 1/2s, 2013 (Ireland)                            101,862
            200,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          209,000
            925,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                         948,125
         10,714,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                   10,928,280
          5,093,000 Owens-Brockway Glass 144A sec. notes 8 3/4s, 2012                                     5,118,465
          1,220,000 Owens-Brockway Glass 144A sec. notes 8 3/4s, 2012                                     1,226,100
          7,339,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    7,705,950
          6,455,000 Pliant Corp. company guaranty 13s, 2010                                               5,228,550
            257,000 Pliant Corp. sr. sub. notes 13s, 2010                                                   208,170
          5,450,000 Potlatch Corp. company guaranty 10s, 2011                                             5,858,750
         12,599,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                         12,441,513
          4,535,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                          4,648,375
            431,000 Smurfit-Stone Container Corp. company guaranty 8 1/4s, 2012                             451,473
          2,384,171 Stone Container Corp. bank term loan FRN Ser. B, 3 7/8s, 2009
                    (acquired 7/19/02, cost $2,384,171) (RES)                                             2,350,645
            878,381 Stone Container Corp. bank term loan FRN Ser. C, 3 7/8s, 2009
                    (acquired 7/19/02, cost $878,381) (RES)                                                 866,303
          7,294,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          7,913,990
          2,640,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          2,838,000
          6,670,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                          6,936,800
          2,341,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                2,493,165
          2,575,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        2,587,875
          3,675,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                        3,693,375
          3,095,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                        3,017,625
                                                                                                      -------------
                                                                                                        144,937,419

Gaming & Lottery (5.8%)
-------------------------------------------------------------------------------------------------------------------
          3,904,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                          43,920
          4,050,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                4,333,500
          8,301,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      8,944,328
            360,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               373,500
          6,079,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         6,276,568
          2,630,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                            2,735,200
          5,655,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  5,937,750
          2,025,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                 2,126,250
          9,362,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                10,017,340
          4,611,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            4,103,790
          8,370,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               8,788,500
          7,137,000 International Game Technology sr. notes 8 3/8s, 2009                                  8,386,246
          2,300,000 International Game Technology sr. notes 7 7/8s, 2004                                  2,423,634
          7,573,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                         7,194,350
            670,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            730,300
            282,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                       292,575
            809,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           813,045
         12,009,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                       12,969,720
          1,247,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        1,309,350
          2,900,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               2,907,250
            295,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  306,800
          5,834,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           6,067,360
          2,325,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           2,383,125
          6,274,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                               6,399,480
          7,769,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 7,885,535
          3,524,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            3,656,150
          2,505,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                            2,517,525
          1,225,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                     1,298,500
          9,322,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                9,368,610
         11,270,000 Peninsula Gaming, LLC company guaranty 12 1/4s, 2006                                 11,495,400
          1,867,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                      1,661,630
          6,009,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                         5,197,785
          3,015,000 Riviera Holdings Corp. company guaranty 11s, 2010                                     2,517,525
          1,525,000 Scientific Gaming bank term loan FRN Ser. B, 4 7/8s, 2008
                    (acquired 12/11/02, cost $1,517,375) (RES)                                            1,522,618
          6,975,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          7,323,750
          1,604,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                         1,219,040
            855,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 833,625
         10,937,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                               11,155,740
            869,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                             864,655
                                                                                                      -------------
                                                                                                        174,381,969

Health Care (6.6%)
-------------------------------------------------------------------------------------------------------------------
          6,246,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         7,120,440
          2,815,000 ALARIS Medical Systems, Inc. 144A company guaranty 9 3/4s, 2006                       2,871,300
          3,623,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                  3,659,230
         15,234,000 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                13,710,600
            117,200 Alderwoods Group, Inc. company guaranty 11s, 2007                                       117,200
          7,260,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   7,423,350
          4,730,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        5,084,750
          3,929,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                   4,086,160
          3,325,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       3,682,438
          7,394,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    7,708,245
            598,500 Community Health Systems, Inc. bank term loan FRN Ser. B,
                    3.84s, 2010 (acquired 7/11/02 cost $598,500) (RES)                                      595,227
          1,760,000 Conmed Corp. company guaranty 9s, 2008                                                1,821,600
          1,679,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                      1,821,715
          4,310,000 Extendicare Health Services, Inc. company guaranty 9 1/2s, 2010                       4,029,850
            359,469 Genesis Health Ventures, Inc. sec. notes FRN 6.38s, 2007                                355,874
          4,234,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                          4,493,333
            280,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              296,800
          5,993,000 HCA, Inc. debs. 7.19s, 2015                                                           6,480,896
          3,080,000 HCA, Inc. med. term notes 8.85s, 2007                                                 3,481,962
            735,000 HCA, Inc. med. term notes 7.69s, 2025                                                   780,484
          5,150,000 HCA, Inc. notes 8 3/4s, 2010                                                          5,942,998
          3,150,000 HCA, Inc. notes 8.36s, 2024                                                           3,479,462
            716,000 HCA, Inc. notes 7s, 2007                                                                768,966
            116,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        129,637
         12,588,000 Healthsouth Corp. notes 7 5/8s, 2012                                                 10,196,280
          4,658,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              4,099,040
          2,125,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                              1,763,750
            390,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          321,750
          3,680,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                     4,002,000
          5,846,000 Integrated Health Svcs., Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                         124,228
          4,370,000 Integrated Health Svcs., Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          92,863
          7,042,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          7,394,100
         11,850,000 Magellan Health Svcs., Inc. sr. sub. notes 9s, 2008 (In default) (NON)                3,081,000
          2,298,000 Magellan Health Svcs., Inc. 144A sr. notes 9 3/8s, 2007                               1,918,830
          1,225,612 Mariner Health Care, Inc. company guaranty FRN 6.85s, 2009                            1,201,100
         10,442,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                  1,044
          5,871,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                      5,430,675
         10,600,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         212,000
          1,910,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  2,043,700
          9,993,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                       10,717,493
          4,625,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                              4,555,625
          3,757,000 Service Corp. International debs. 7 7/8s, 2013                                        3,494,010
          1,225,000 Service Corp. International notes 7.7s, 2009                                          1,182,125
            670,000 Service Corp. International notes 7.2s, 2006                                            649,900
          1,006,000 Service Corp. International notes 6 1/2s, 2008                                          940,610
          7,786,000 Service Corp. International notes 6s, 2005                                            7,571,885
          2,281,000 Service Corp. International notes Ser. (a), 7.7s, 2009                                2,178,355
          6,300,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         6,851,250
          2,352,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                         2,275,560
          5,701,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                         5,501,465
          1,173,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                         1,158,338
          7,396,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           8,061,640
          1,972,727 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.34s, 2008 (acquired
                    various dates from 4/23/01 to 4/24/01, cost $1,981,695) (RES)                         1,979,139
          9,073,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           9,617,380
                                                                                                      -------------
                                                                                                        198,559,652

Homebuilding (1.8%)
-------------------------------------------------------------------------------------------------------------------
          3,759,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  3,984,540
          1,725,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                       1,794,000
            100,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             104,500
          5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              5,649,780
          5,830,000 Del Webb Corp. sr. sub. debs. 9 3/8s, 2009                                            6,136,075
          3,750,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         4,181,250
            227,000 K. Hovnanian Enterprises, Inc. company guaranty 9 1/8s, 2009                            242,323
          1,010,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                          1,025,150
          1,165,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                              1,191,213
          5,272,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   5,706,940
            741,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            772,033
          7,381,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             8,229,815
            490,000 Ryland Group, Inc. sr. sub. notes 9 1/8s, 2011                                          531,650
             22,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           22,660
          4,023,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    4,364,955
            190,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           198,550
          2,422,000 Toll Corp. company guaranty 8 1/8s, 2009                                              2,518,880
          2,245,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                2,357,250
            679,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    687,488
          5,752,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   5,378,120
                                                                                                      -------------
                                                                                                         55,077,172

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,404,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                7,459,530
         10,968,546 Sealy Mattress Co. 144A sr. notes zero %, 2008                                        8,336,095
                                                                                                      -------------
                                                                                                         15,795,625

Lodging/Tourism (2.6%)
-------------------------------------------------------------------------------------------------------------------
            335,000 Capstar Hotel Co. sr. sub. notes 8 3/4s, 2007                                           201,000
         12,021,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                  11,059,320
          1,897,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                   1,664,618
          7,669,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                7,458,103
         27,654,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           25,718,220
          6,301,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    5,922,940
          1,695,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                            1,665,338
          1,200,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                   1,164,000
          5,715,000 ITT Corp. notes 6 3/4s, 2005                                                          5,715,000
          9,550,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
                    Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                              9,442,563
            499,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                            400,448
          5,550,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      5,494,500
          2,246,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                     2,178,620
          1,689,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 3/8s, 2007                     1,655,220
                                                                                                      -------------
                                                                                                         79,739,890

Metals (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,657,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,577,290
          7,914,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                          7,676,580
          4,210,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    3,999,500
         10,070,140 Doe Run Resources Corp. company guaranty Ser. A1, 11 3/4s, 2008 (PIK)                 4,028,056
          5,208,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        5,364,240
          1,188,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                      582,120
            260,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006
                    (In default) (NON)                                                                      163,800
          9,224,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2049
                    (In default) (NON)                                                                      507,320
          3,265,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                   3,134,400
            815,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                           854,731
          4,199,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                    4,366,960
          4,305,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                     3,444,000
          4,491,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           1,257,480
            380,600 Weirton Steel Corp. sr. notes FRN 10s, 2008                                              30,448
          6,375,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                63,750
          3,636,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     2,836,080
                                                                                                      -------------
                                                                                                         40,886,755

Publishing (3.6%)
-------------------------------------------------------------------------------------------------------------------
         15,454,000 Affinity Group Holdings sr. notes 11s, 2007                                          15,222,190
          3,950,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             4,078,375
          1,575,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,606,500
          4,000,000 Hollinger International Publishing, Inc. 144A sr. notes 9s, 2010                      4,180,000
         16,308,633 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)            15,982,460
          4,488,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                 179,520
          4,745,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                       4,531,475
         11,212,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                         10,707,460
          4,517,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          4,245,980
          5,841,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  5,694,975
          3,678,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                               2,574,600
          6,019,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 6,350,045
          6,405,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                              6,901,388
          7,507,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                        8,314,003
          2,125,000 TDL Infomedia Holdings PLC sr. disc. notes stepped-coupon zero %
                    (15 1/2s, 10/15/04), 2010 (United Kingdom) (STP)                                      1,870,000
          6,050,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                   6,231,500
          1,678,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                             1,728,340
          1,890,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                1,852,200
         10,545,825 Von Hoffman Press, Inc. debs. zero %, 2009 (PIK)                                      6,854,786
                                                                                                      -------------
                                                                                                        109,105,797

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,625,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 4,971,875
          4,899,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,433,595
          6,559,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              7,198,503
          2,287,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                              2,452,808
          4,990,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               5,251,975
                                                                                                      -------------
                                                                                                         24,308,756

Retail (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 Ahold Finance USA Inc. notes 8 1/4s, 2010                                             1,541,138
          4,240,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             4,356,600
          4,480,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               3,942,400
          7,934,000 Autonation, Inc. company guaranty 9s, 2008                                            8,251,360
          3,024,000 Gap, Inc. (The) notes 6.9s, 2007                                                      3,054,240
          3,340,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                             3,406,800
            695,000 JC Penney Co., Inc. debs. 7.95s, 2017                                                   663,725
            696,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                   654,240
          3,510,000 JC Penney Co., Inc. debs. 7.4s, 2037                                                  3,580,200
          7,990,000 JC Penney Co., Inc. notes 9s, 2012                                                    8,489,375
            240,000 JC Penney Co., Inc. notes 8s, 2010                                                      244,800
          1,587,000 JC Penney Co., Inc. notes Ser. A MTN, 7.05s, 2005                                     1,594,935
          3,245,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        3,326,125
            696,382 Petco Animal Supplies, Inc. bank term loan FRN Ser. C, 4.78s, 2008
                    (acquired 8/7/02, cost $695,338) (RES)                                                  697,688
          2,028,000 Rite Aid Corp. debs. 6 7/8s, 2013                                                     1,500,720
          5,224,000 Rite Aid Corp. notes 7 1/8s, 2007                                                     4,492,640
          5,030,000 Rite Aid Corp. 144A secd. notes 9 1/2s, 2011                                          5,030,000
         13,044,000 Saks, Inc. company guaranty 8 1/4s, 2008                                             12,717,900
          1,000,000 Saks, Inc. company guaranty 7 1/2s, 2010                                                917,500
          3,207,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            3,207,000
          1,503,000 Southland Corp. debs. Ser. B, 4s, 2004                                                1,503,000
            572,000 Southland Corp. sr. sub. debs. 5s, 2003                                                 572,000
          3,759,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                 3,618,038
                                                                                                      -------------
                                                                                                         77,362,424

Technology (2.7%)
-------------------------------------------------------------------------------------------------------------------
          5,705,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                             5,647,950
          1,819,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,728,050
          3,520,000 Amkor Technologies, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                           3,018,400
             32,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            30,080
          5,265,000 Applied Extrusion Technologies, Inc. company guaranty
                    Ser. B, 10 3/4s, 2011                                                                 3,527,550
            870,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                848,250
          3,361,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                         3,537,453
          9,356,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     9,870,580
          2,863,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            2,891,630
            350,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            208,250
         15,184,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           9,034,480
          3,350,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                          2,881,000
         11,660,000 Micron Technology, Inc. notes 6 1/2s, 2005                                            9,794,400
          8,790,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                     7,943,963
          1,087,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                  918,515
          4,240,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                          2,416,800
          5,429,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009                             5,673,305
          1,990,749 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                  1,094,912
          1,659,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                      1,625,820
          4,958,191 Xerox Corp. bank term loan FRN Ser. A, 6.024s, 2005 (acquired
                    various dates from 12/5/02 to 1/31/03, cost $4,701,192) (RES)                         4,782,587
            760,000 Xerox Corp. notes Ser. D, 6 1/4s, 2026                                                  755,250
          3,213,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               3,317,423
            350,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 346,500
                                                                                                      -------------
                                                                                                         81,893,148

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,566,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                      91,320
          3,310,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          161,363
          1,188,000 Levi Strauss & Co. notes 7s, 2006                                                     1,075,140
          4,601,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            4,577,995
          6,750,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                       6,783,750
          4,543,000 Russell Corp. company guaranty 9 1/4s, 2010                                           4,929,155
          2,108,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                2,108,000
          2,260,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          689,300
          5,239,000 William Carter Holdings Co. (The) company guaranty
                    Ser. B, 10 7/8s, 2011                                                                 5,775,998
                                                                                                      -------------
                                                                                                         26,192,021

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Hasbro, Inc. notes 7.95s, 2003                                                          360,450

Transportation (1.6%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       190,400
         11,355,121 Air 2 US 144A sinking fund Ser. D, 12.266s, 2020                                      1,021,961
          6,032,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                           4,343,040
             70,832 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     35,416
          7,876,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        3,622,960
          2,837,000 Continental Airlines, Inc. pass-through certificates Ser. D, 7.568s, 2006             1,276,650
          3,555,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1,
                    Class C, 7.779s, 2005                                                                 2,617,318
          2,399,712 Delta Air Lines, Inc. pass-through certificates Ser. C, 7.779s, 2012                  1,751,790
         10,438,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                       11,481,800
             40,000 MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                        20,000
          7,904,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    7,864,480
          2,510,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               2,171,150
          1,950,000 Northwest Airlines, Inc. company guaranty 8 7/8s, 2006                                1,033,500
             40,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                     21,200
            378,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   255,150
          4,915,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,776,975
          7,890,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       4,300,050
          1,173,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                           738,990
          1,747,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                        1,869,290
          4,719,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013
                    (In default) (NON)                                                                    1,179,750
                                                                                                      -------------
                                                                                                         48,571,870

Utilities & Power (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,857,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                2,738,470
            907,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                  657,575
          8,380,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                       6,159,300
          2,340,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                             2,293,200
            670,000 ANR Pipeline Co. 144A sr. notes 8 7/8s, 2010                                            690,100
          6,168,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 3,006,900
          3,495,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,904,775
          1,317,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    605,820
          5,994,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  2,847,150
         13,038,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  6,258,240
          2,503,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,120,093
             10,000 Cleveland Electric Illuminating Co. (The) 144A
                    sr. notes Ser. D, 7.88s, 2017                                                            12,201
          7,999,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   6,719,160
          2,199,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 1,891,140
          1,764,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,464,120
          3,150,000 Consumers Energy bank term loan FRN 6.176s, 2004
                    (acquired 9/17/02, cost $3,024,000), (RES)                                            3,153,938
          5,879,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                          3,321,635
          3,354,000 Edison Mission Energy sr. notes 10s, 2008                                             1,861,470
          3,225,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                          1,789,875
         11,130,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                 11,909,100
          5,183,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   1,451,240
                119 Northeast Utilities notes Ser. A, 8.58s, 2006                                               134
          2,480,000 Northwest PIpeline Corp. 144A sr. notes 8 1/8s, 2010                                  2,542,000
          3,150,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)             3,150,000
            165,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                            158,058
          1,660,000 Sierra Pacific Resources notes 8 3/4s, 2005                                           1,527,200
            340,000 Southern California Edison Co. notes 6 3/8s, 2006                                       323,000
          7,420,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                7,661,150
          1,005,000 Southern Natural Gas. Co. 144A sr. notes 8 7/8s, 2010                                 1,035,150
          6,762,000 Tiverton/Rumford Power Associates, LP 144A
                    pass-through certificates 9s, 2018                                                    4,057,200
          6,504,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                        6,772,290
          5,274,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                        5,353,110
          5,138,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                    4,521,440
          3,660,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                          3,513,600
          6,520,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                          5,802,800
          1,660,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                      1,352,900
         14,495,983 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                   10,147,188
                                                                                                     --------------
                                                                                                        119,772,722
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,908,222,378)                            $2,542,349,405

PREFERRED STOCKS (3.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  2 Adelphia Business Solutions, Inc. Ser. B, 12.875% pfd. (In default) (NON)                    $1
                134 Adelphia Communications Corp. Ser. B, $13.00 cum. pfd. (In default) (NON)                    16
            221,767 Avecia Group PLC $4.00 pfd. (United Kingdom) (PIK)                                    3,548,272
            382,411 California Federal Preferred Capital Corp. Ser. A, $2.281 pfd.                       10,095,650
            200,726 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                        11,441,382
             23,895 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               645,165
            256,805 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                         26,065,708
             27,635 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                         552,692
             10,526 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           57,893
            396,509 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                3,965
            876,252 Diva Systems Corp. 144A Ser. D, zero % pfd.                                               8,763
            206,805 Doane Pet Care Co. $7.125 pfd.                                                        6,204,150
                 11 Dobson Communications Corp. 13.00% pfd. (PIK)                                             7,700
             10,971 Dobson Communications Corp. 12.25% pfd. (PIK)                                         7,679,994
              6,670 First Republic Capital Corp. 144A 10.50% pfd.                                         7,003,500
              3,779 Granite Broadcasting Corp. 12.75% cum. pfd.                                           2,418,559
                936 Leiner Health Products Ser. C, zero % pfd.                                                    1
            149,466 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                           2,989,320
              1,652 Metrocall Holdings, Inc. Ser. A, $15.00 cum. pfd.                                           132
              2,383 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                            2,478,320
              8,830 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                8,918,300
            152,146 North Atlantic Trading Co. 12.00% pfd. (PIK)                                          2,586,482
                210 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                   735
              2,398 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   16,306,400
                  4 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                          1,400
             36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                2,769,136
             11,761 Rural Cellular Corp. 12.25% pfd. (PIK)                                                3,269,491
                                                                                                      -------------
                    Total Preferred Stocks (cost $147,299,439)                                         $115,053,127

COMMON STOCKS (2.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (--%)
-------------------------------------------------------------------------------------------------------------------
            327,451 VS Holdings, Inc. (NON)                                                                $491,177

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,690,908 Capstar Broadcasting 144A (NON)                                                       2,451,817
              2,118 RCN Corp. (NON)                                                                           1,673
            828,335 Regal Entertainment Group 144A (NON)                                                 14,910,030
              1,502 Quorum Broadcast Holdings, Inc. Class E (acquired various dates
                    from 5/15/01 to 5/15/02, cost $1,497,332) (RES) (NON)                                   327,523
                                                                                                      -------------
                                                                                                         17,691,043

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            627,521 Pioneer Cos., Inc. (NON) (AFF)                                                        1,882,563
              4,358 Sterling Chemicals, Inc. (NON)                                                          104,592
                                                                                                      -------------
                                                                                                          1,987,155

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
             13,096 Arch Wireless, Inc. (NON)                                                                27,502
            255,713 Arch Wireless, Inc. (NON)                                                                    26
            148,962 Covad Communications Group, Inc. 144A (NON)                                              92,356
            114,267 Equinix, Inc. (NON)                                                                     394,221
             11,565 FLAG Telecom Holdings, Ltd. (Bermuda) (NON)                                             138,780
            178,578 Globix Corp. (NON)                                                                      446,445
              1,916 Metrocall Holdings, Inc. (NON)                                                            1,916
             31,818 NTL, Inc. (NON)                                                                         318,816
             12,145 Vast Solutions, Inc. Class B1 (NON)                                                       6,073
             12,145 Vast Solutions, Inc. Class B2 (NON)                                                       6,073
             12,145 Vast Solutions, Inc. Class B3 (NON)                                                       6,073
                  6 WorldCom, Inc.- WorldCom Group (NON)                                                          1
                                                                                                      -------------
                                                                                                          1,438,282

Consumer Cyclicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             96,272 Fitzgeralds Gaming Corp. (NON)                                                              963
            177,090 Lodgian, Inc. (NON)                                                                     885,450
          7,647,000 Morrison Knudsen Corp. (NON)                                                            305,880
            598,177 Safety Components International, Inc. (NON) (AFF)                                     3,439,518
             14,912 Washington Group International, Inc. (NON)                                              221,294
                                                                                                      -------------
                                                                                                          4,853,105

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
            233,460 Doskocil Manufacturing Co., Inc. (NON)                                                  852,129

Financial (0.2%)
-------------------------------------------------------------------------------------------------------------------
          8,780,000 AMRESCO Capital Trust, Inc. (NON) (R)                                                   649,720
         31,440,192 Contifinancial Corp. Liquidating Trust Units                                            707,404
             10,815 Delta Funding Residual Exchange Co., LLC                                              2,103,518
             10,815 Delta Funding Residual Management, Inc. (NON)                                               108
             33,000 Wayland Investment Fund II (NON)                                                      4,455,000
                                                                                                      -------------
                                                                                                          7,915,750

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
             16,714 Archibald Candy Corp. (NON) (AFF)                                                     1,954,034
            234,223 Aurora Foods, Inc. (NON)                                                                103,058
              8,407 Premium Holdings (LP) 144A (NON)                                                        176,548
             11,906 PSF Group Holdings, Inc. 144A Class A (NON) (AFF)                                    20,835,640
                                                                                                      -------------
                                                                                                         23,069,280

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
             18,922 Alderwoods Group, Inc. (NON)                                                             70,201
             39,177 Genesis Health Ventures, Inc. (NON)                                                     527,714
            985,000 Loewen Group International, Inc. (NON)                                                       99
            178,784 Mariner Health Care, Inc. (NON)                                                       1,340,880
             21,129 Mediq, Inc. (NON) (AFF)                                                                   2,113
              9,048 Sun Healthcare Group, Inc. (NON)                                                          2,488
                                                                                                      -------------
                                                                                                          1,943,495

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
              4,174 Comdisco Holding Co., Inc. (NON)                                                        473,749

Telecommunications (--%)
-------------------------------------------------------------------------------------------------------------------
             27,268 WilTel Communications, Inc. (NON)                                                       378,207

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            116,877 Jasper Energy 144A (NON) (AFF)                                                            7,305
             23,911 York Research Corp. 144A (NON) (AFF)                                                      1,494
                                                                                                      -------------
                                                                                                              8,799
                                                                                                      -------------
                    Total Common Stocks (cost $211,601,870)                                             $61,102,171

FOREIGN GOVERNMENT BONDS AND NOTES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $5,129,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                       $5,847,060
          2,550,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            2,664,750
            870,000 Colombia (Republic of) bonds 10 3/8s, 2033                                              819,975
          1,700,000 Colombia (Republic of) notes 10 3/4s, 2013                                            1,751,000
EUR         630,000 Colombia (Republic of) notes Ser. E MTN, 11 1/2s, 2011                                  676,172
           $375,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              376,875
EUR       1,050,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                           1,151,847
           $415,000 Dominican (Republic of) 144A notes 9.04s, 2013                                          394,250
            965,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        636,900
          8,770,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
                    6s (7s, 8/15/03), 2030 (STP)                                                          4,253,450
          1,340,000 Peru (Republic of) notes 9 7/8s, 2015                                                 1,376,850
          1,580,000 Philippines (Republic of) bonds 9s, 2013                                              1,542,870
EUR         590,000 Philippines (Republic of) 144A bonds 9 1/8s, 2010                                       631,016
        $13,435,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        11,486,925
          6,440,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      6,832,840
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $35,336,380)                         $40,442,780

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $4,475,000 American Tower Corp. cv. notes 5s, 2010                                              $3,087,750
          8,050,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  8,140,563
NLG       3,435,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                            1,352,153
         $6,220,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                5,030,425
          7,019,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                   6,282,005
            650,000 Rogers Communications cv. debs. 2s, 2005 (Canada)                                       510,250
          4,215,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                  4,199,194
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $26,270,450)                                $28,602,340

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            614,772 Earthwatch, Inc. 144A Ser. C, 8.50% cv. pfd. (PIK)                                     $614,772
                502 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       55,220
             22,100 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd. (Bermuda) (In default) (NON)                 221
              9,867 Hercules Trust II 6.50% units cum. cv. pfd.                                           5,703,126
             15,273 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd. (In default) (NON)                 153
             18,946 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                9,473
             73,305 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                         9,163
                590 Lucent Technologies, Inc. $8.00                                                         495,600
                741 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 3,112,200
             79,363 Peninsula Gaming Partners 144A $7.14 cv. pfd.                                           476,180
             94,204 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            94,204
             75,200 Titan Capital Trust $2.875 cum. cv. pfd.                                              3,243,000
              6,228 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                               1,557
             14,913 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       3,728
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $26,550,160)                               $13,818,597

BRADY BONDS (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,330,000 Argentina (Republic of) govt. guaranty Ser. L-GP, 6s, 2023 (In default) (NON)        $1,459,539
          3,753,400 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                           3,092,051
          1,410,000 Peru (Republic of) coll. FLIRB 4 1/2s, 2017                                           1,066,383
          2,920,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                                2,208,396
          7,619,048 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                               5,267,048
                                                                                                      -------------
                    Total Brady Bonds (cost $13,817,857)                                                $13,093,417

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              8,850 American Tower Escrow Corp. units zero %, 2008                                       $5,442,750
             21,810 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                  2,181
              2,450 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                         2,658,250
              2,959 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   887,700
             79,941 XCL, Ltd. 144A units cum. cv. pfd. 9 1/2s (In default) (NON) (PIK)                       19,985
                                                                                                      -------------
                    Total Units (cost $39,441,391)                                                       $9,010,866

ASSET-BACKED SECURITIES (0.1%) (a) (cost $3,010,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,010,000 Verdi Synthetic Clo 144A Ser. 1A, Class E2, 11.15s, 2010                             $3,010,000

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
             11,770 Birch Telecommunications, Inc. 144A (PIK)                             6/14/04               $11
              8,414 Dayton Superior Corp.                                                 6/14/05             2,103
                  1 Decrane Aircraft Holdings Co. Class B                                 6/29/06                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/29/06                 1
              8,728 Diva Systems Corp.                                                    1/1/10                 87
             63,861 Diva Systems Corp. 144A                                               2/29/04               638
                 31 Doe Run Resources Corp. 144A                                          12/30/08                1
              9,280 Horizon PCS, Inc.                                                     9/30/06                 8
                375 Insilco Corp. 144A                                                    8/14/03                 1
              9,315 Insilco Holding Co.                                                   8/14/04                93
             14,290 Interact Systems, Inc.                                                8/1/03                 14
             15,273 Interact Systems, Inc. 144A                                           12/14/05              153
              8,695 iPCS, Inc. 144A                                                       7/14/06             2,174
              3,613 IWO Holdings, Inc.                                                    1/14/07               903
              5,026 Leap Wireless International, Inc. 144A                                4/14/06                49
                  3 Mariner Health Care, Inc. Ser. WT04                                   5/1/04                  1
              3,954 Metronet Communications 144A                                          8/14/03                40
              3,334 Mikohn Gaming Corp. 144A                                              8/14/04             1,666
                186 ONO Finance PLC 144A (United Kingdom)                                 2/14/07                 1
             12,651 Orion Network Systems                                                 1/14/03               127
             15,459 Paxson Communications Corp. 144A                                      6/30/03                15
              3,668 Pliant Corp. 144A                                                     5/31/06            18,340
              2,378 R.A.B. Holdings, Inc.                                                 4/29/06                24
              4,262 Solutia, Inc. 144A                                                    7/14/05             5,328
             22,620 Sun Healthcare Group, Inc.                                            2/28/05                 2
              5,247 Travel Centers of America, Inc. 144A                                  4/30/05            52,470
             15,004 Ubiquitel, Inc. 144A                                                  4/14/06                 2
          1,855,000 United Mexican States Ser. B (Mexico)                                 6/30/04            18,550
          1,855,000 United Mexican States Ser. C (Mexico)                                 6/30/05             3,710
          1,855,000 United Mexican States Ser. D (Mexico)                                 6/30/06             1,113
          1,855,000 United Mexican States Ser. E (Mexico)                                 6/29/03               928
             13,010 Veraldo Holdings, Inc. 144A                                           4/14/04               129
                280 Versatel Telecom NV (Netherlands)                                     5/14/04                 1
              9,204 Washington Group International, Inc. Ser. A                           1/25/06             6,903
             10,519 Washington Group International, Inc. Ser. B                           1/25/06             5,260
              5,686 Washington Group International, Inc. Ser. C                           1/25/06             2,843
              9,684 XM Satellite Radio Holdings, Inc. 144A                                3/14/06                 1
            175,000 ZSC Specialty Chemicals PLC 144A (United Kingdom)                     6/29/07           284,375
            175,000 ZSC Specialty Chemicals PLC 144A (United Kingdom)                     6/29/07           109,339
                                                                                                      -------------
                    Total Warrants (cost $6,850,855)                                                       $517,405

SHORT-TERM INVESTMENTS (3.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $113,246,417 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                           $113,246,417
            244,078 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging from
                    March 3, 2003 to April 23, 2003 (d)                                                     243,984
             75,000 U.S. Treasury Note zero %, May 8, 2003 (SEG)                                             74,838
                                                                                                     --------------
                    Total Short-Term Investments (cost $113,565,239)                                   $113,565,239
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,531,966,019)                                          $2,940,565,347
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,029,053,397.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2003 was $87,318,757 or 2.9% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at February 28, 2003, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 2003 (Unaudited)
                                    Aggregate Face   Delivery      Unrealized
                    Market Value        Value         Date        Depreciation
------------------------------------------------------------------------------
Euro                 $13,513,219     $13,502,455     6/18/03        $(10,764)
------------------------------------------------------------------------------
Futures Contracts Outstanding at February 28, 2003 (Unaudited)
                                    Aggregate Face  Expiration     Unrealized
                    Market Value        Value         Date        Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
5yr (Long)            $5,685,156      $5,666,629     June-03         $18,527
------------------------------------------------------------------------------
Swap Contracts Outstanding at February 28, 2003 (Unaudited)
                                       Notional     Termination    Unrealized
                                        Amount         Date       Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month
USD-LIBOR.                           $59,500,000     10/31/05       $7,069,957
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $201,032 of securities on
loan (identified cost $3,531,966,019) (Note 1)                               $2,940,565,347
-------------------------------------------------------------------------------------------
Cash                                                                                756,710
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   64,495,691
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           16,331,596
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   34,615,869
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       7,069,957
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             17,969
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            11,423
-------------------------------------------------------------------------------------------
Total assets                                                                  3,063,864,562

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 23,978,201
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,782,871
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,075,701
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          571,861
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      230,237
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          8,206
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,444,793
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 10,764
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              345,913
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  243,984
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              118,634
-------------------------------------------------------------------------------------------
Total liabilities                                                                34,811,165
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,029,053,397

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,346,735,418
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (28,254,251)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (1,705,103,582)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (584,324,188)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,029,053,397

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,931,584,296 divided by 275,892,477 shares)                                        $7.00
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.00)*                                $7.35
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($802,135,726 divided by 115,062,339 shares)**                                        $6.97
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($79,604,026 divided by 11,409,736 shares)**                                          $6.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,928,432 divided by 5,417,770 shares)                                             $7.00
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.00)*                                $7.24
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,008 divided by 144 shares)                                                        $7.00
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($177,799,909 divided by 25,447,603 shares)                                           $6.99
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $146,052,727
-------------------------------------------------------------------------------------------
Dividends                                                                        14,685,696
-------------------------------------------------------------------------------------------
Securities lending                                                                      934
-------------------------------------------------------------------------------------------
Total investment income                                                         160,739,357

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,957,893
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,553,801
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   55,279
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     20,640
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,286,575
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,856,591
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               285,896
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                89,007
-------------------------------------------------------------------------------------------
Other                                                                               892,270
-------------------------------------------------------------------------------------------
Total expenses                                                                   16,997,952
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (84,832)
-------------------------------------------------------------------------------------------
Net expenses                                                                     16,913,120
-------------------------------------------------------------------------------------------
Net investment income                                                           143,826,237
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5) (including net realized
gain of $106,418 on sales of investments in affiliated issuers)                (178,674,297)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     687,792
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (345,219)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                        (12,937)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and swap
contracts during the period                                                     242,349,338
-------------------------------------------------------------------------------------------
Net gain on investments                                                          64,004,677
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $207,830,914
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $143,826,237          $197,708,526
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (178,331,724)         (333,496,843)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          242,336,401           (10,168,047)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            207,830,914          (145,956,364)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (95,737,080)         (162,208,801)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (37,840,656)          (33,851,892)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (2,758,600)             (758,384)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (1,820,787)           (1,318,832)
-------------------------------------------------------------------------------------------------------
   Class R                                                                     (8)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (7,574,822)           (3,734,073)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (9,493,073)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,981,141)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (44,383)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (77,183)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (218,532)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     142,377,391         1,302,116,197
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          204,476,352           942,473,539

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 2,824,577,045         1,882,103,506
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $28,254,251 and $26,348,535, respectively)               $3,029,053,397        $2,824,577,045
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.86        $8.10        $9.47       $10.46       $11.47       $12.89
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .35          .77          .97         1.05         1.11         1.22
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15        (1.15)       (1.31)        (.95)        (.93)       (1.35)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .50         (.38)        (.34)         .10          .18         (.13)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.81)       (1.00)       (1.09)       (1.13)       (1.29)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.05)        (.03)          --         (.06)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.86)       (1.03)       (1.09)       (1.19)       (1.29)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.00        $6.86        $8.10        $9.47       $10.46       $11.47
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.52*       (5.10)       (3.49)         .93         1.76        (1.75)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,931,584   $1,814,979   $1,584,421   $2,022,516   $2,488,892   $2,821,513
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .49*        1.01          .99          .96          .93          .95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.14*       10.37        11.40        10.45        10.23         9.39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.06*       74.29(d)     77.43        60.55        50.65        69.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.84        $8.07        $9.44       $10.42       $11.43       $12.84
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .32          .71          .91          .98         1.04         1.12
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14        (1.14)       (1.31)        (.94)        (.95)       (1.34)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .46         (.43)        (.40)         .04          .09         (.22)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.76)        (.94)       (1.02)       (1.05)       (1.19)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.04)        (.03)          --         (.05)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.80)        (.97)       (1.02)       (1.10)       (1.19)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.97        $6.84        $8.07        $9.44       $10.42       $11.43
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.00*       (5.69)       (4.23)         .27          .99        (2.42)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $802,136     $793,713     $274,501     $381,093     $669,009   $1,007,028
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.76         1.74         1.71         1.68         1.70
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.76*        9.40        10.67         9.72         9.53         8.64
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.06*       74.29(d)     77.43        60.55        50.65        69.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                    For the
                                    Six months       period
                                       ended        March 19,
Per-share                           February 28    2002+ to
operating performance               (Unaudited)    August 31
--------------------------------------------------------------
                                        2003         2002
--------------------------------------------------------------
Net asset value,
beginning of period                    $6.85        $7.60
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a)                .32          .29
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14         (.74)
--------------------------------------------------------------
Total from
investment operations                    .46         (.45)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.33)        (.28)
--------------------------------------------------------------
From return of capital                    --         (.02)
--------------------------------------------------------------
Total distributions                     (.33)        (.30)
--------------------------------------------------------------
Net asset value,
end of period                          $6.98        $6.85
--------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.97*       (6.03)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $79,604      $48,587
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*         .80*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.73*        4.17*
--------------------------------------------------------------
Portfolio turnover (%)                 32.06*       74.29 (d)
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.87        $8.10        $9.47       $10.45       $11.47       $12.88
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .34          .75          .95         1.03         1.09         1.19
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14        (1.15)       (1.31)        (.94)        (.95)       (1.34)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .48         (.40)        (.36)         .09          .14         (.15)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.79)        (.98)       (1.07)       (1.10)       (1.26)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.04)        (.03)          --         (.06)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.35)        (.83)       (1.01)       (1.07)       (1.16)       (1.26)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.00        $6.87        $8.10        $9.47       $10.45       $11.47
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.24*       (5.23)       (3.76)         .78         1.42        (1.94)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,928      $34,917       $8,601      $11,005      $15,264      $19,256
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .62*        1.26         1.24         1.21         1.18         1.20
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.00*        9.79        11.15        10.21        10.00         9.10
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.06*       74.29(d)     77.43        60.55        50.65        69.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                  For the period
                                January 21, 2003+
Per-share                         to February 28
operating performance               (Unaudited)
-------------------------------------------------
                                        2003
-------------------------------------------------
Net asset value,
beginning of period                    $6.99
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                .07
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.01)
-------------------------------------------------
Total from
investment operations                    .06
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.05)
-------------------------------------------------
From return of capital                    --
-------------------------------------------------
Total distributions                     (.05)
-------------------------------------------------
Net asset value,
end of period                          $7.00
-------------------------------------------------
Total return at
net asset value (%)(b)                   .93*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .13*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.08*
-------------------------------------------------
Portfolio turnover (%)                 32.06*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            February 28                                       Dec. 31, 1998+
operating performance               (Unaudited)           Year ended August 31          to August 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.85        $8.09        $9.47       $10.46       $10.83
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .35          .77          .99         1.08          .77
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16        (1.13)       (1.31)        (.95)        (.35)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.36)        (.32)         .13          .42
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.83)       (1.03)       (1.12)        (.75)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.05)        (.03)          --         (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.88)       (1.06)       (1.12)        (.79)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.99        $6.85        $8.09        $9.47       $10.46
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.66*       (4.84)       (3.34)        1.17      3.92  *
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $177,800     $132,382      $14,580      $16,668      $21,461
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .37*         .76          .74          .71          .46*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.24*       10.05        11.61        10.72         6.81*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.06*       74.29(d)     77.43        60.55        50.65
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R shares are offered to qualified employee benefit plans. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $201,032. The fund received cash collateral of $243,984 which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations.

For the six months ended February 28, 2003, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $838,383,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $287,448,000 of capital losses acquired in connection with the acquisition of High Yield Trust II which are subject to limitations imposed by the internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $34,225,000    August 31, 2003
     3,691,000    August 31, 2004
     4,909,000    August 31, 2005
    14,567,000    August 31, 2006
   135,892,000    August 31, 2007
   339,130,000    August 31. 2008
   305,969,000    August 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $673,627,000 of losses during the period November 1, 2001 to August 31, 2002.

The aggregate identified cost on a tax basis is $3,555,495,664, resulting in gross unrealized appreciation and depreciation of $117,184,239 and $732,114,556, respectively, or net unrealized depreciation of $614,930,317.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended February 28, 2003, the fund's expenses were reduced by $84,832 under these arrangements Each independent Trustee of the fund receives an annual Trustee fee, of which $3,458 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received net commissions of $173,496 and $1,491 from the sale of class A and class M shares, respectively, and received $733,975 and $4,760 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received $5,091 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $962,767,672 and $864,468,405, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,147,608        $429,958,091
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                7,737,618          52,545,940
---------------------------------------------------------------------------
                                            70,885,226         482,504,031

Shares repurchased                         (59,397,259)       (407,054,714)
---------------------------------------------------------------------------
Net increase                                11,487,967         $75,449,317
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,036,350        $266,178,532
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                               14,419,619          98,020,975
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
High Yield Trust II                         77,697,051         565,608,504
---------------------------------------------------------------------------
                                           127,153,020         929,808,011

Shares repurchased                         (58,303,031)       (431,763,475)
---------------------------------------------------------------------------
Net increase                                68,849,989        $498,044,536
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,664,474        $113,469,640
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                2,630,130          17,779,441
---------------------------------------------------------------------------
                                            19,294,604         131,249,081

Shares repurchased                         (20,327,364)       (138,290,345)
---------------------------------------------------------------------------
Net decrease                                (1,032,760)        $(7,041,264)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,584,348         $98,530,774
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                2,619,703          19,003,444
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
High Yield Trust II                         87,401,275         633,886,665
---------------------------------------------------------------------------
                                           103,605,326         751,420,883

Shares repurchased                         (21,513,832)       (155,627,588)
---------------------------------------------------------------------------
Net increase                                82,091,494        $595,793,295
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,570,653         $58,644,998
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  216,549           1,473,122
---------------------------------------------------------------------------
                                             8,787,202          60,118,120

Shares repurchased                          (4,473,403)        (30,666,075)
---------------------------------------------------------------------------
Net increase                                 4,313,799         $29,452,045
---------------------------------------------------------------------------

                                             For the period March 19, 2002
                                           (commencement of operations) to
                                                           August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,553,654         $18,373,078
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                   64,627             445,639
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
High Yield Trust II                          5,781,664          42,015,126
---------------------------------------------------------------------------
                                             8,399,945          60,833,843

Shares repurchased                          (1,304,008)         (9,449,122)
---------------------------------------------------------------------------
Net increase                                 7,095,937         $51,384,721
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,240,883          $8,478,453
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  157,659           1,071,161
---------------------------------------------------------------------------
                                             1,398,542           9,549,614

Shares repurchased                          (1,065,881)         (7,324,935)
---------------------------------------------------------------------------
Net increase                                   332,661          $2,224,679
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    589,610          $4,292,694
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  132,689             958,357
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
High Yield Trust II                          4,461,174          32,490,281
---------------------------------------------------------------------------
                                             5,183,473          37,741,332

Shares repurchased                          (1,159,666)         (8,256,915)
---------------------------------------------------------------------------
Net increase                                 4,023,807         $29,484,417
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                              (commencement of operations)
                                                      To February 28, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        143              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                        1                   8
---------------------------------------------------------------------------
                                                   144               1,008

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       144              $1,008
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,117,127         $61,391,185
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  927,298           7,574,822
---------------------------------------------------------------------------
                                            10,044,425          68,966,007

Shares repurchased                          (3,918,507)        (26,674,401)
---------------------------------------------------------------------------
Net increase                                 6,125,918         $42,291,606
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,691,926         $19,204,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  558,588           3,952,605
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
High Yield Trust II                         16,649,661         120,966,912
---------------------------------------------------------------------------
                                            19,900,175         144,124,054

Shares repurchased                          (2,379,602)        (16,714,826)
---------------------------------------------------------------------------
Net increase                                17,520,573        $127,409,228
---------------------------------------------------------------------------

At February 28, 2003, Putnam Investments LLC, owned 144 class R shares of the fund (100% of class R shares outstanding), valued at $1,008.

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                  Purchase        Sales        Dividend        Market
Affiliates                            Cost         Cost          Income         Value
-------------------------------------------------------------------------------------
Archibald Candy Corp.           $2,639,965         $257             $--    $1,954,034
Jasper Energy 144A*                     --           --              --         7,305
Mediq, Inc.                      8,670,504           --              --         2,113
Paracelsus Healthcare Corp.             --          206              --            --
Pioneer Cos., Inc.                      --           --              --     1,882,563
PSF Group Holdings Inc.,
  144A Class A                          --           --              --    20,835,640
Safety Components
  International, Inc.                   --           --              --     3,439,518
York Research Corp. 144A*               --           --              --         1,494
-------------------------------------------------------------------------------------
Totals                         $11,310,469         $463             $--   $28,122,667
-------------------------------------------------------------------------------------


*Securities received as a corporate action.

 Market values are shown for those securities affiliated at period end.

Note 6
Acquisition of Putnam High Yield Trust 11

On June 21, 2002, the fund issued 77,697,051, 87,401,275, 5,781,664,
4,461,174 and 16,649,661 of class A, class B, class C, class M and class Y shares to acquire Putnam High Yield Trust II net assets in a tax-free exchange approved by shareholders. The net assets of the fund and Putnam High Yield Trust II on June 21, 2002, valuation date, were $1,633,735,061 and $1,394,967,488, respectively. On June 21, 2002,
Putnam High Yield Trust II had unrealized depreciation of $242,536,390.

The aggregate net assets of the fund immediately following the acquisition were $3,028,702,549.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Stephen C. Peacher
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA034-88615  014/324/2AC  4/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Trust
Supplement to Semiannual Report dated 2/28/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE

----------------------------------------------------------------------------

Total return for periods ended 2/28/03

                                                                       NAV

6 months                                                              7.66%
1 year                                                                3.91
5 years                                                              -6.54
Annual average                                                       -1.34
10 years                                                             58.14
Annual average                                                        4.69
Life of fund (since class A inception, 2/14/78)
Annual average                                                        8.77

Share value:                                                           NAV

8/31/02                                                              $6.85
2/28/03                                                              $6.99

----------------------------------------------------------------------------

Distributions:        No.           Income       Capital gains      Total
                       6            $0.365            --            $0.365

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.